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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                              Solectron Corporation
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             (Exact name of Registrant as specified in its charter)



               Delaware                                94-2447045
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


                               777 Gibraltar Drive
                           Milpitas, California 95035
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               (Address of principal executive offices) (Zip Code)



If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-34494; 333-49206

Securities to be registered pursuant to Section 12(b) of the Act:

                       Liquid Yield Option Notes due 2020
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                                (Title of Class)

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Item 1.  Description of Registrant's Securities to be Registered

     The class of securities to be registered hereunder is Liquid Yield Option Notes due 2020 ("LYONs"), $1000 principal amount at maturity per LYON, of Solectron Corporation (the "Registrant"). The description of the LYONs set forth under the caption "Description of Lyons" in the Prospectus Supplement dated November 14, 2000 shall be deemed incorporated by reference into the Registrant's Registration Statement on Form S-3 (File No. 333-34494), as originally filed or to be filed by amendment (the "Registration Statement on Form S-3") with the Securities and Exchange Commission on April 11, 2000 and the registration statement filed pursuant to Rule 462(b) of the Securities Act of 1933 (File No. 333-49206), is incorporated herein by reference.

Item 2.  Exhibits

     The LYONs of the Registrant are to be registered on the New York Stock Exchange, on which Common Stock, $.001 par value, of the Registrant is also registered. The following exhibits required in accordance with Part II to the instructions as to exhibits on Form 8-A have been filed with the New York Stock Exchange.

Number       Description
------       -----------
1.1(1)       Form of Registrant's LYON Certificate

2.1(2)       Certificate of Incorporation

2.2(2)       Bylaws

2.3(1)       Senior Indenture

2.4(1)       Supplemental Indenture

(1) Incorporated herein by reference to the exhibits in the Registration Statement on Form S-3 (File No. 333-34494) and the registration statement filed pursuant to Rule 462 (b) of the Securities Act of 1933, as amended (File No. 333-49206) or by a report on Form 8-K pursuant to Item 601 of Regulation S-K.

(2) Incorporated herein by reference to Registrant's Annual Report on Form 10-K for the fiscal year ended August 25, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  November 21, 2000

                                        Solectron Corporation

                                        By: /s/ Susan Wang
                                           -------------------------------------
                                           Susan Wang, Senior Vice President,
                                           Chief Financial Officer and Secretary


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